UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-21680

                             Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson St.

                                 Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                        Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2012

MESSAGE TO SHAREHOLDERS

February 2013

Dear Virtus Total Return Fund Shareholder:

I am pleased to provide you with the manager’s report and commentary for the Virtus Total Return Fund for the fiscal year ended December 31, 2012.

This is the first report for the fund that reflects a full year of management by Virtus Investment Partners’ affiliates Duff & Phelps Investment Management Co., which manages the equity investments, and Newfleet Asset Management, LLC, which manages the fixed income assets.

For the quarter ended December 31, 2012, the fund’s net asset value (NAV) increased 1.97%, including $0.05 in reinvested dividends. During the same period, the fund’s benchmark, a composite index consisting of 60% MSCI World Infrastructure Sector Capped Index and 40% Barclays Capital U.S. Aggregate Bond Index, declined 0.58%, including reinvested dividends.

Quarterly performance for the composite’s underlying indexes included a 1.12% decline for the MSCI World Infrastructure Sector Capped Index and a 0.22% gain for the Barclays Capital U.S. Aggregate Bond Index.

For the year ended December 31, 2012, the fund’s NAV increased 16.05%, including $0.228 in reinvested distributions. For the same period, the fund’s composite benchmark gained 5.78%, including reinvested dividends. Annual performance for the composite’s underlying indexes included respective gains of 6.65% and 4.22% for the MSCI World Infrastructure Sector Capped Index and Barclays Capital U.S. Aggregate Bond Index.

On behalf of the entire Virtus team, including the investment professionals at our affiliated managers, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact Virtus customer service at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

Shares of closed-end investment companies, such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2012 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE

About the Fund:

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of December 31, 2012, the Fund’s leverage consisted of $42.5 million of debt, which represented about 26% of the Fund’s total assets.

Portfolio Review – Duff & Phelps Investment Management Co. (DPIM)

The Fund’s equity portion invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary discusses DPIM’s management of the Fund from January 1, 2012 through December 31, 2012.

How did the equity markets perform during the fiscal year 2012?

During the final quarter of 2012, the broader U.S. equity market gyrated amid uncertainties leading up to the November elections and the prospect that the U.S. could plunge over the fiscal cliff at year-end. Despite the volatility, the equity market ended the quarter nearly unchanged, with a modest tick down, as the U.S. Congress once again kicked fiscal concerns down the road, this time into the new year. However, Congress did manage to reach a last-minute deal on taxes, which bodes well for the dividend-paying stocks in our universe.

In contrast to the U.S., many non-U.S. equity markets posted strong performance during the quarter. Investors reacted positively as European sovereign yield spreads declined in response to the bond-buying program initiated by the European Central Bank (ECB).

For the year 2012, equity markets worldwide, including the U.S., generally posted strong gains. Markets advanced even though a divided Congress nearly stumbled over the fiscal cliff, and despite a eurozone plagued with volatile debt markets, record unemployment, and a deepening recession. The upward market movements were in part due to aggressive measures by the U.S. Federal Reserve (“Fed”) and the ECB to lower interest rates, stabilize the bond markets, and support their respective economies.

Looking forward, we expect continued uncertainty in the U.S. as political leaders gear up for a cliff-hanging face-off over automatic spending cuts and the debt ceiling limit. In Europe, we are concerned about the growth outlook given continued hard lines on spending.

During 2012, our global infrastructure portfolio proved itself as our defensive attributes paid off during times of uncertainty, as demonstrated in the fourth quarter. While we lagged broader markets during risk-on rallies, our performance during those periods was still positive. Going into 2013, we are maintaining the same portfolio positioning in light of our continued concern about the potential for self-inflicted wounds by U.S. political leaders and slowing economies in Europe.

What factors affected the equity portion of the Fund’s performance during the fiscal year 2012?

For the final quarter of 2012, both stock selection and sector allocation were positive contributors to the Fund’s performance versus the benchmark. Stock selection

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2012

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

outperformance was primarily driven by an overweight in tower and satellite companies within the communications sector as those holdings posted strong absolute gains in the quarter. Stock selection in the utilities sector was a slight detractor to relative performance, mostly due to an underweight in eurozone utilities which posted strong performance during the quarter. Sector selection had a positive impact during the quarter primarily due to a large overweight in the transportation sector. Transportation was the strongest performing sector during the quarter.

For the full year 2012, stock selection was the primary contributor to the Fund’s outperformance versus the benchmark. Strong stock picking in both the utilities and communications sectors drove the outperformance. An underweight in European telecommunications stocks was beneficial as those stocks underperformed their U.S. counterparts. In the utilities sector, the overweight of both U.S. and U.K. regulated names versus those on continental Europe paid off, as weakening economies and government austerity measures continued to affect eurozone utility companies. Stock selection was also positive in both the energy and transportation sectors.

Sector selection also contributed positively to outperformance during the year. The primary driver was the transportation sector. Throughout the year, we were significantly overweight transportation due to our positive stance on the fundamentals and valuations of the sector. Our strategy paid off as transportation stocks provided the highest 2012 total return among the four sectors in which the Fund invests. The strong performance was mostly due to our European-based holdings, which benefited from measures taken by the ECB to lower sovereign debt yields.

On a regional basis, the Fund’s positioning contributed to its positive relative performance for the year. An underweight in Asia was the most beneficial, primarily due to limited exposure to Japan, which underperformed. However, this positive performance was somewhat offset by the Fund’s underweights to Hong Kong and Singapore, as both of these countries posted positive performance.

What is your outlook for infrastructure equities?

Our outlook for the four global infrastructure sectors in which the Fund invests:

Communications – We remain underweight the integrated telecommunication companies within the communications sector. Fundamental trends in Europe continue to be difficult due to slow economic growth, cuts to regulated mobile termination rates, and increased competition in certain markets. This combination of unfavorable influences has led a number of European telecommunications companies to announce dividend cuts. By comparison, the fundamentals of U.S. telecommunications companies are somewhat more stable with good cash flow generation supporting solid dividends; however, outperformance versus the broader market in 2012 has resulted in less attractive valuations. We continue to have an overweight in towers and satellite companies due to their attractive revenue growth profiles and high margins.

Utilities – We continue to remain overweight U.S. utilities while underweight European utilities. Europe remains mired in macro concerns that could translate into declining fundamentals for utility companies. We are particularly concerned about depressed power prices, as the demand outlook appears subdued due to weak economies. Our current European holdings are primarily in the U.K., which continues to be more stable than many countries on continental Europe. The final outcome for 2013 dividend tax rates was a positive that removed a major uncertainty for utility stocks. We favor regulated companies that have

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2012

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

solid rate base growth and earnings visibility. The need for significant investment in both electricity and natural gas networks serves as a platform for future growth.

Energy – We expect that increasing shale oil and gas production will continue to drive growth in the energy sector. There is a tremendous and growing need for gathering and transmission infrastructure which is necessary to transport the product to market. Visible projects, strong cash flows, and growing dividends are the basis for our favorable stance on the sector. We prefer those companies with fee-based businesses that have minimal oil or natural gas price exposure.

Transportation – We remain overweight the transportation sector, particularly in Europe. Fundamentally, we are concerned about the recessionary impact on the demand for transportation services. This has been most evident on toll road traffic, particularly in Spain and Italy. While airport passenger volumes have held up relatively well given the more global profile, traffic did slow toward the end of the year and bears watching into 2013. Also positive is that several of our holdings have significant business assets and operations outside of Europe, thus limiting exposure to the euro currency.

Portfolio Review – Newfleet Asset Management, LLC (“Newfleet”)

The Fund’s fixed income portion seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet’s Multi-Sector Fixed Income Strategies team manages the fixed income portion, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. This section of the commentary discusses Newfleet’s management of the portfolio from January 1, 2012 through December 31, 2012.

How did the fixed income markets perform during the fiscal year 2012?

Most fixed income spread sectors outperformed U.S. Treasuries during the Fund’s fiscal year. Spread sectors were further supported by positive credit fundamentals, continued demand for spread product, and the Fed’s announcement in September (and again in December) that it would continue with its aggressive bond buying program. However, there were periods of weakness late in the year related to the uncertainty surrounding the U.S. presidential elections and looming fiscal cliff.

While a plunge off the “cliff” was averted at year-end, domestic concerns remain, including a lack of clarity around the debt ceiling and fears of a slowing economy. Headwinds also still exist in the form of Europe’s debt crisis and overall global growth concerns.

Over the 12-month reporting period, yields were unchanged at the short end of the U.S. Treasury curve and lower on the long end, and the curve flattened.

What factors affected the Fund’s performance during the fiscal year?

The outperformance of spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong fixed income performance for the year.

The Fund’s allocations to emerging markets high yield securities, corporate high yield securities and high yield loans, corporate high quality securities, and non-agency commercial mortgage-backed securities all made significant positive contributions to performance.

Within the emerging markets high yield sector, sovereign fundamentals weakened but remained relatively strong versus

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2012

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

developed markets, and fund flows into the sector were positive during the year.

The corporate high yield sector benefited from a combination of factors, including solid fundamentals and relative yield advantage to other fixed income sectors.

The Fund’s overweight to BBB-rated financials within the corporate high quality sector benefited performance during the year as credit metrics continued to improve for banks, the housing market continued to show signs of recovery, and investors’ increased risk appetite resulted in the outperformance of lower quality securities.

An overweight to the commercial mortgage-backed security sector also contributed to performance during the year. A prudent level of supply and heavy demand for higher yielding structured finance product created a strong backdrop for pricing.

Our higher quality bias in the corporate high yield sector detracted from fixed income performance as lower quality corporate securities outperformed during the period.

What is Your Outlook for Fixed Income Sectors?

The overall economic picture remains supportive of fixed income spread sectors. Growth is still expected to remain positive yet subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future.

We continue to be constructive on spread sectors, focusing on credits with sound balance sheets, liquidity, and consistent free cash flow. Credit fundamentals remain strong in the corporate investment grade, corporate high yield, and bank loan sectors. With their strong fundamentals, spread sectors offer attractive valuations and compelling investment opportunities for investors searching for yield.

Although we remain positive on spread sectors, headwinds still exist, as a resolution to the European debt crisis remains uncertain, unemployment remains elevated, and the overall strength of the global economy remains in question. However, conditions in the fixed income market remain substantially improved compared to the credit crunch of 2008 and early 2009.

We will maintain diversification in all of our credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals where it would be favorable to the Fund. Within the commercial mortgage-backed security sector, we prefer higher quality securities with high levels of credit enhancement and low leverage.

We are cautiously positive on the outlook for non-U.S. dollar-denominated bonds, favoring those that are denominated in currencies that typically benefit from a rise in commodity prices, have positive fundamentals, and offer a yield advantage over U.S. Treasuries. However, volatility is likely to remain high within the sector due to ongoing European sovereign fiscal concerns and uncertainty surrounding global economic growth.

Given the current environment, we see the potential for outperformance as we get more clarity on Europe’s fiscal picture, resolution of the U.S. debt ceiling, the sustainability and strength of the U.S. economic recovery, and the slowing of global economies. We believe the portfolio is well positioned to capitalize on opportunities as they arise, and we will take advantage of any weakness in either sectors or individual issues that may create value.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2012

(Unaudited)

The following tables presents the portfolio holdings within certain sectors or countries as a percentage of total investments at December 31, 2012.

Asset Allocation

Common Stocks		59%
Utilities	19%
Energy	14
Telecommunication Services	13
All other sectors	13
Corporate Bonds and Notes		22
Financials	9
Industrials	3
Energy	3
All other sectors	7
Loan Agreements		7
Mortgage-Backed Securities		4
Foreign Government Securities		4
Other (includes short-term investments)		4

		100%

Country Weightings

United States	55%
Canada	10
United Kingdom	6
Australia	4
Luxembourg	2
Netherlands	2
Spain	2
Other	19

Total	100%

The accompanying notes are an integral part of these financial statements

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2012

(Unaudited)

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of non-U.S. companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Non-U.S. companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI World Infrastructure Sector Capped Index

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Prior to September 1, 2008, the index allocation was 65% MSCI USA/utilities index, 20% MSCI World Telcom Services index and 15% MSCI World ex USA utilities index.

PIK (Payment-in-Kind)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—5.7%
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(5)	$242		$232
RegS 7.000%, 12/1/18(5)	65		61
9.375%, 1/13/34	195		194
Commonwealth of Australia Series 118, 6.500%, 5/15/13	580	AUD	610
Commonwealth of Canada 1.750%, 3/1/13	600		604
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	375	NZD	313
Federative Republic of Brazil
12.500%, 1/5/16	250	BRL	150
12.500%, 1/5/22	250	BRL	183
8.500%, 1/5/24	625	BRL	372
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	200		202
Kingdom of Norway Series 470, 6.500%, 5/15/13	2,300	NOK	421
Kingdom of Spain 5.850%, 1/31/22	70	EUR	96
Republic of Argentina PIK Interest Capitalization 8.280%, 12/31/33	369		266
Republic of Colombia
12.000%, 10/22/15	215,000	COP	148
4.375%, 3/21/23	229,000	COP	129
Republic of Croatia 144A 6.375%, 3/24/21(4)	200		227
Republic of Iceland 144A 5.875%, 5/11/22(4)	175		195
Republic of Mongolia 144A 5.125%, 12/5/22(4)	200		197
Republic of Peru
144A 7.840%, 8/12/20(4)	170	PEN	84
RegS 6.900%, 8/12/37(5)	265	PEN	132
Republic of Serbia 144A 5.250%, 11/21/17(4)	200		209
Republic of Slovak 144A 4.375%, 5/21/22(4)	200		218
Republic of Slovenia 144A 5.500%, 10/26/22(4)	200		210
Republic of South Africa Series R206 7.500%, 1/15/14	2,150	ZAR	260

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—(continued)
Republic of Turkey 9.000%, 3/5/14	755	TRY	$437
Republic of Venezuela RegS 12.750%, 8/23/22(5)	$80		94
United Mexican States
Series M, 6.000%, 6/18/15	3,210	MXN	255
Series M, 6.500%, 6/9/22	4,590	MXN	384
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,619)			6,883
MORTGAGE-BACKED SECURITIES—5.8%
Non-Agency—5.8%
Banc of America Mortgage Securities, Inc. 05-05 1A19, 5.500%, 6/25/35	$30		30
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW14, AM 5.243%, 12/11/38	355		398
06-PW13, AM 5.582%, 9/11/41(3)	310		346
Chase Mortgage Finance Corp. 07-A1, 10A1 3.081%, 2/25/37(3)	148		147
Countrywide Home Loan Mortgage Pass Through Trust 5.750%, 7/25/33	79		66
Countrywide Home Loan Mortgage Pass-Through-Trust
04-R1, 2A, 144A 6.500%, 11/25/34(4)	136		138
05-6, 2A1 5.500%, 4/25/35	168		171
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.409%, 2/15/39(3)	69		70

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—(continued)
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.789%, 8/10/45(3)	$215	$248

JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	300	332
07-LD12, A4 5.882%, 2/15/51(3)	320	377
Lehman Brothers – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	325	387
MASTR Alternative Loans Trust 04-6, 10A1 6.000%, 7/25/34	131	133
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(4)	162	168
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	300	334
Morgan Stanley Capital I, Inc. 07-IQ14, A4 5.692%, 4/15/49(3)	320	371
Motel 6 Trust 3.781%, 10/5/25	170	170
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(4)	204	214
04-R3, A1 144A 6.500%, 2/25/35(4)	135	141
Opteum Mortgage Acceptance Corp. 06-1, 2APT 5.750%, 4/25/36(3)	176	173
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	300	307

	PAR VALUE	VALUE

Non-Agency—(continued)
Structured Asset Securities Corp.
03-AL1, A 144A 3.357%, 4/25/31(4)	$240	$234
02-AL1, A3 3.450%, 2/25/32	477	473
07-EQ1, A2 0.300%, 3/25/37(3)	66	52
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.770%, 1/25/37(3)	163	161
Terwin Mortgage Trust 04-15AL, A1 144A 5.797%, 7/25/34(3)(4)	93	89
Wachovia Bank Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	300	344
07-C32, A3 5.737%, 6/15/49(3)	300	350
07-C33, A5 5.921%, 2/15/51(3)	300	349
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.287%, 11/23/43(3)(4)	261	256
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $6,514)		7,029

ASSET-BACKED SECURITIES—1.8%
ABSC Long Beach Home Equity Loan Trust 00-LB1, M1F 8.240%, 3/21/29(3)	189	160
AmeriCredit Automobile Receivables Trust 11-3, E, 144A 5.760%, 12/10/18(4)	320	346
Citicorp Residential Mortgage Securities, Inc. 07-2, A3 6.080%, 6/25/37(3)	217	217
Countrywide Asset-Backed Certificates 0591, AF5A 5.497%, 7/25/35(3)	150	142

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE

ASSET-BACKED SECURITIES—(continued)
Equity One ABS, Inc. 01-3, AF4 6.252%, 5/25/32(3)	$151		$121
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(4)	95		97
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	221		222
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	216		227
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	119		126
Santander Drive Auto Receivables Trust 11-2, C 3.280%, 6/15/16	325		336
U-Haul S Fleet LLC 10-BT1A, 1, 144A 4.899%, 10/25/23(4)	241		262
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,154)			2,256

CORPORATE BONDS AND NOTES—29.5%
Consumer Discretionary—2.2%
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	155		158
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	250	BRL	131
Boyd Gaming Corp. 144A 9.000%, 7/1/20(4)	125		124
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20	150		155
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	80		86
Clear Channel Communications, Inc. 144A 9.000%, 12/15/19(4)	31		29

	PAR VALUE	VALUE

Consumer Discretionary—(continued)
Clear Channel Worldwide Holdings, Inc.
144A 6.500%, 11/15/22(4)	$40	$41
144A 6.500%, 11/15/22(4)	120	125
HD Supply, Inc. 144A 8.125%, 4/15/19(4)	60	69
International Game Technology 7.500%, 6/15/19	120	142
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	100	106
Lotte Shopping Co. Ltd. 144A 3.375%, 5/9/17(4)	200	207
MGM Resorts International 144A 6.750%, 10/1/20(4)	160	164
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	200	204
Petco Holdings, Inc. 144A 8.500%, 10/15/17(4)	75	77
QVC, Inc.
144A 7.500%, 10/1/19(4)	115	127
144A 5.125%, 7/2/22(4)	125	131
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	175	175
Univision Communications, Inc. 144A 7.875%, 11/1/20(4)	105	114
WMG Acquisition Corp. 144A 6.000%, 1/15/21(4)	135	143
Wyndham Worldwide Corp. 7.375%, 3/1/20	155	187

		2,695

Consumer Staples—0.2%
Flowers Foods, Inc. 4.375%, 4/1/22	155	159
Yankee Candle Co. Holdings LLC (Yankee Finance, Inc.) PIK Interest Capitalization 10.250%, 2/15/16	100	104

		263

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Energy—4.5%
Atlas Pipeline Partners LP (Atlas Pipeline Finance Corp.) 144A 6.625%, 10/1/20(4)	$70	$73
Bill Barrett Corp. 7.625%, 10/1/19	160	170
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 144A 7.875%, 4/15/22(4)	255	266
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	160	174
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	215
EPL Oil & Gas, Inc. 144A 8.250%, 2/15/18(4)	165	170
EV Energy Partners LP (EV Energy Finance Corp.) 8.000%, 4/15/19	65	69
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	102	107
Frontier Oil Corp. 6.875%, 11/15/18	235	254
Gulfmark Offshore, Inc. 144A 6.375%, 3/15/22(4)	155	160
Halcon Resources Corp. 144A 8.875%, 5/15/21(4)	130	138
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	140	152
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	150	183
National JSC Naftogaz of Ukraine 9.500%, 9/30/14	125	129
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	200	181
Parker Drilling Co. 9.125%, 4/1/18	155	166
PDC Energy, Inc. 144A 7.750%,10/15/22(4)	130	134

	PAR VALUE	VALUE

Energy—(continued)
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	$170	$163
RegS 8.500%, 11/2/17(5)	715	708
Petroleos Mexicanos 6.000%, 3/5/20	360	430
Plains Exploration & Production Co. 6.875%, 2/15/23	160	184
QEP Resources, Inc. 6.875%, 3/1/21	110	127
Quicksilver Resources, Inc. 7.125%, 4/1/16	160	129
Rowan Cos., Inc. 4.875%, 6/1/22	160	174
Targa Resources Partners LP (Targa Resources Partners Finance Corp.) 144A 6.375%, 8/1/22(4)	225	246
Venoco, Inc. 11.500%, 10/1/17	150	158
Weatherford International Ltd. 9.625%, 3/1/19	105	137
Williams Cos, Inc. (The) 3.700%, 1/15/23	115	116
Zhaikmunai LLP 144A 7.125%, 11/13/19(4)	200	210

		5,523

Financials—11.9%
Air Lease Corp. 5.625%, 4/1/17	155	165
Aircastle Ltd. 7.625%, 4/15/20	130	146
Akbank TAS 144A 3.875%, 10/24/17(4)	205	211
Alfa Invest Ltd. RegS 7.875%, 9/25/17(5)(8)	155	174
Allstate Corp. 6.125%, 5/15/37(3)	165	172
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	200	233
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	160	166

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Financials—(continued)
American International Group, Inc. 4.875%, 6/1/22	$175	$200
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 144A 4.875%, 11/15/17(4)	160	163
Banco ABC Brasil SA 144A 7.875%, 4/8/20(4)	155	170
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	260	289
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	195	213
Banco de Credito del Peru 144A 5.375%, 9/16/20(4)	250	277
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	195	208
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(4)	150	164
Banco Santander Chile 144A 3.875%, 9/20/22(4)	155	159
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	320	358
Bancolombia SA 5.125%, 9/11/22	165	172
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	200	203
Barclays Bank plc 144A 6.050%, 12/4/17(4)	250	277
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	245	258
Capital One Capital IV 8.875%, 5/15/40(6)	260	260
Chubb Corp. (The) 6.375%, 3/29/67(3)	160	174
Citigroup, Inc. 5.500%, 2/15/17	250	277
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(4)	200	201
Discover Bank 7.000%, 4/15/20	255	316
E*trade Financial Corp. 6.375%, 11/15/19	135	139
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	200	207

	PAR VALUE	VALUE

Financials—(continued)
Fidelity National Financial, Inc. 5.500%, 9/1/22	$40	$44
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	160	160
First Niagara Financial Group, Inc.
6.750%, 3/19/20	50	59
7.250%, 12/15/21	150	179
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22(5)	275	328
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	140	147
Genworth Financial, Inc. 7.625%, 9/24/21	60	66
GRD Holdings III Corp. 144A 10.750%, 6/1/19(4)	100	101
HDTFS, Inc. 144A 5.875%, 10/15/20(4)	140	147
Highwoods Realty Lp 3.625%, 1/15/23	160	156
Huntington Bancshares, Inc. 7.000%, 12/15/20	85	104
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(7)	185	196
ING U.S., Inc. 144A 5.500%, 7/15/22(4)	180	195
International Lease Finance Corp. 5.875%, 8/15/22	150	159
Itau Unibanco Holding SA 144A 5.125%, 5/13/23(4)	200	205
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	200	251
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(4)	190	191
Korea Development Bank 3.500%, 8/22/17	250	267
Linn Energy LLC ( Linn Energy Finance Corp.) 6.500%, 5/15/19	155	157

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Financials—(continued)
Macquarie Group Ltd. 144A 7.625%, 8/13/19(4)	$190	$224
Morgan Stanley 5.750%, 10/18/16	100	111
Nordea Bank AB 144A 4.250%, 9/21/22(4)	200	206
Novatek Oao Via Novatek Finance Ltd 144A 4.422%, 12/13/22(4)(8)	200	201
PKO Finance AB 144A 4.630%, 9/26/22(4)(8)	200	210
Progressive Corp. (The) 6.700%, 6/15/37(3)	225	243
Prudential Financial, Inc. 5.875%, 9/15/42(3)	305	320
QGOG Constellation S.A. 144A 6.250%, 11/9/19(4)	200	209
Regions Bank 7.500%, 5/15/18	250	302
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	250	279
Republic of Argentina Provincia de Neuquen 144A 7.875%, 4/26/21(4)	150	131
Resona Bank Ltd. 144A 5.850%(3)(4)(6)(7)	160	172
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(4)	200	214
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	155	156
Sberbank of Russia (Sberbank Capital SA)
144A 6.125%, 2/7/22(4)(8)	200	228
144A 5.125%, 10/29/22(4)(8)	235	239
SLM Corp. 4.625%, 9/25/17	130	133
Springleaf Finance Corp. 5.400%, 12/1/15	300	285
Telecom Italia Capital SA 7.175%, 6/18/19	205	238
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	215	231
Turkiye Is Bankasi 144A 3.875%, 11/7/17(4)	200	204

	PAR VALUE	VALUE

Financials—(continued)
United Rentals North America, Inc. 144A 7.375%, 5/15/20(4)	$150	$165
UPCB Finance VI Ltd. VI 144A 6.875%, 1/15/22(4)	150	163
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(8)	205	222
Willis Group Holdings plc 5.750%, 3/15/21	165	188
Zions Bancorp 4.500%, 3/27/17	130	136

		14,474

Health Care—0.5%
Community Health Systems, Inc. (CHS) 7.125%, 7/15/20	55	59
HCA, Inc. 6.500%, 2/15/20	225	254
Inventiv Health, Inc. 144A 9.000%, 1/15/18(4)	35	35
Symbion, Inc. 8.000%, 6/15/16	125	129
VPI Escrow Corp. 144A 6.375%, 10/15/20(4)	150	162

		639

Industrials—4.5%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	105	108
America West Airlines, Inc. Pass-Through-Trust Series 00-1, G 8.057%, 7/2/20	333	357
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	274	282
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	263	278
Bombardier, Inc. 144A 7.750%, 3/15/20(4)	185	211
CDRT Holding Corp. PIK 144A 9.250%, 10/1/17(4)	140	143
CHC Helicopter SA 9.250%, 10/15/20	165	174
Continental Airlines Pass-Through-Trust 00-1, A-1 8.048%, 11/1/20	138	157

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Industrials—(continued)
Deluxe Corp. 7.000%, 3/15/19	$245	$260
DP World Ltd. 144A 6.850%, 7/2/37(4)	100	117
Embraer SA 5.150%, 6/15/22	185	203
Harland Clarke Holdings Corp. 144A 9.750%, 8/1/18(4)	75	73
Hexion U.S. Finance Corp. 6.625%, 4/15/20	35	36
Iron Mountain, Inc. 5.750%, 8/15/24	265	270
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	110	121
Masco Corp. 5.950%, 3/15/22	315	349
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	284	301
ServiceMaster Co. 144A 7.000%, 8/15/20(4)	155	156
Severstal OAO (Steel Capital SA) RegS 6.250%, 7/26/16(5)(8)	250	268
Spirit Aerosystems, Inc. 6.750%, 12/15/20	150	161
Sydney Airport Finance Co. Pty Ltd. 144A 3.900%, 3/22/23(4)	180	184
U.S. Airways Pass-Through-Trust 11-1 A 7.125%, 10/22/23	354	398
UAL Pass-Through-Trust
09-2 9.750%, 1/15/17	299	346
07-01A 6.636%, 7/2/22	212	228
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	225	264

		5,445

Information Technology—0.3%
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	160	163
Igloo Holdings Corp. 144A 8.250%, 12/15/17(4)	35	35
NCR Corp. 144A 4.625%, 2/15/21(4)	160	161

	PAR VALUE	VALUE

Information Technology—(continued)
Sungard Data Systems, Inc. 144A 6.625%, 11/1/19(4)	$35	$36
Tech Data Corp. 3.750%, 9/21/17	15	15

		410

Materials—3.1%
Alpek SAB de CV 144A 4.500%, 11/20/22(4)	225	235
Ardagh Packaging Finance plc (Ardagh Packaging Holdings, Inc.) 144A 7.375%, 10/15/17(4)	215	235
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	155	169
Cascades, Inc. 7.875%, 1/15/20	250	267
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	200	224
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	55	56
FMG Resources Property Ltd. 144A 6.000%, 4/1/17(4)	90	92
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	240	279
Ineos Finance plc 144A 8.375%, 2/15/19(4)	120	130
JMC Steel Group 144A 8.250%, 3/15/18(4)	165	173
Methanex Corp 3.250%, 12/15/19	160	161
Mexichem SAB de CV 144A 4.875%, 9/19/22(4)	200	216
Newmarket Corp 144A 4.100%, 12/15/22(4)	169	172
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	160	168
Pactiv LLC 8.125%, 6/15/17	325	326
PTT Global Chemical PCL 144A 4.250%, 9/19/22(4)	200	207
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	220	218
Sealed Air Corp. 144A 6.500%, 12/1/20(4)	35	38

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE

Materials—(continued)
United States Steel Corp. 7.500%, 3/15/22	$170		$180
Vale Overseas Ltd. 4.375%, 1/11/22	200		213

			3,759

Telecommunication Services—1.7%
America Movil SAB de CV 6.450%, 12/5/22	2,000	MXN	159
CenturyLink, Inc. Series T 5.800%, 3/15/22	150		159
Cincinnati Bell, Inc. 8.250%, 10/15/17	160		173
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	315		355
Frontier Communications Corp. 7.125%, 1/15/23	160		170
Level 3 Financing, Inc. 144A 7.000%, 6/1/20(4)	120		126
Sprint Capital Corp. 6.875%, 11/15/28	100		105
Sprint Nextel Corp. 6.000%, 11/15/22	100		103
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	100		107
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	125		130
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	155		163
Windstream Corp. 7.750%, 10/15/20	260		282

			2,032

Utilities—0.6%
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	160		172
7.000%, 5/20/22	125		140
Covanta Holding Corp. 6.375%, 10/1/22	210		229

	PAR VALUE	VALUE

Utilities—(continued)
NRG Energy, Inc.
7.625%, 5/15/19	$125	$134
144A 6.625%, 3/15/23(4)	5	5

		680
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $33,924)		35,920
LOAN AGREEMENTS(3)—9.1%
Consumer Discretionary—2.8%
Advantage Sales & Marketing, Inc. Second Lien, 9.250%, 6/18/18	125	126
Affinity Gaming LLC (Herbst Gaming LLC). 5.500%, 11/9/17	118	119
BJ’s Wholesale Club, Inc. Second Lien 9.750%, 3/26/20	32	33
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-4, 9.500%, 10/31/16	58	59
Tranche B-6, 9.500%, 1/28/18	175	157
Cannery Casino Resorts LLC 6.000%, 10/2/18	84	84
Cengage Learning Acquisitions, Inc. 2.720%, 7/3/14	133	106
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	88	90
Clear Channel Communications, Inc.
Tranche A, 3.612%, 7/30/14	47	46
Tranche B, 3.612%, 1/29/16	107	89

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE

Consumer Discretionary—(continued)
Cumulus Media Holdings, Inc.
7.500%, 9/17/18	$99		$99
Second Lien, 7.500%, 9/16/19	160		165
EB Sports Corp. PIK 11.500%, 12/31/15	100		100
Focus Brands, Inc. First Lien, 6.250%, 2/21/18	135		136
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	130		123
Gateway Casinos & Entertainment Ltd. Tranche B, 6.000%, 5/12/16	164	CAD	164
Granite Broadcasting Corp. Tranche B 8.500%, 5/23/18	94		94
HD Supply, Inc. Tranche B, 7.250%, 10/12/17	174		179
Hubbard Radio LLC Second Lien, 8.750%, 4/30/18	130		133
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	86		83
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	218		221
MGM Resorts International Tranche B, 4.250%, 12/20/19	17		17
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	128		125
Radio One, Inc. 7.500%, 3/31/16	152		155
Sequa Automotive Group 5.250%, 11/15/18	95		95
Seven Seas Cruises, Inc. Tranche B, 6.250%, 12/21/18	101		102
SRAM LLC Second Lien, 8.500%, 12/7/18	160		163

	PAR VALUE	VALUE

Consumer Discretionary—(continued)
TI Group Automotive Systems LLC 6.750%, 3/14/18	$112	$113
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	242	221

		3,397

Consumer Staples—0.3%
AdvancePierre Foods, Inc.
5.750%, 7/10/17	18	18
5.750%, 10/10/17	105	107
SuperValu, Inc. 8.000%, 8/30/18	224	228

		353

Energy—0.4%
Chesapeake Energy Corp. 5.750%, 12/2/17	160	161
Frac Tech Services LLC 8.500%, 5/6/16	169	141
NGPL Pipeco LLC 6.750%, 9/15/17	96	99
Samson Investment Co. 6.000%, 9/25/18	118	119

		520

Financials—0.5%
Asurion LLC (Asurion Corp.) Second Lien, 9.000%, 5/24/19	58	60
Harland Clarke Holdings Corp. Tranche B-2 5.462%, 6/30/17	108	100
iPayment, Inc . 5.750%, 5/8/17	95	95
Istar Financial, Inc. 5.750%, 10/15/17	159	161
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	95	97
Ocwen Financial Corp. 7.000%, 9/1/16	66	66
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	98	99

		678

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Health Care—0.5%
AMN Healthcare, Inc. Tranche B, 5.750%, 4/5/18	$124	$125
Ardent Medical Services, Inc.
7.250%, 11/2/18	45	46
7.250%, 11/21/18	54	55
MMM Holdings, Inc. 9.750%, 10/26/17	54	54
MModal, Inc. Tranche B, 6.750%, 8/16/19	190	183
MSO of Puerto Rico, Inc. 9.750%, 10/26/17	40	40
Pharmaceutical Research Associates, Inc. 0.000%, 12/10/17(9)	100	100

		603

Industrials—1.2%
Alliance Laundry Systems LLC
5.500%, 12/10/18	130	131
5.500%, 12/10/19	18	18
Aluma Systems, Inc. 6.250%, 10/23/18	18	18
Ardent Health Services LLC 7.250%, 9/15/15	152	153
AWAS Finance Luxemborg S.A. 4.750%, 7/16/18	47	47
Brand Energy & Infrastructure Services, Inc.
6.250%, 10/23/18	76	76
6.250%, 10/23/19	65	64
CHG Buyer Corp.
5.000%, 11/19/19	95	95
5.000%, 11/19/20	31	31
Delta Air Lines Pass-Through-Trust 5.250%, 10/18/18	50	51
DynCorp International LLC 6.250%, 7/7/16	93	93
Husky Injection Molding System (Yukon Acquisition, Inc.) 5.750%, 7/2/18	87	88

	PAR VALUE	VALUE

Industrials—(continued)
MRC Global, Inc. 0.000%, 11/8/19(9)	$114	$115
Silver II Borrower S.C.A. (Silver US Holdings, LLC) 0.000%, 12/13/19(9)	126	127
Veyance Technologies, Inc. 5.960%, 7/31/15	145	141
Zuffa LLC 7.500%, 6/19/15	252	254

		1,502

Information Technology—2.0%
Avaya, Inc. Tranche B-3, 4.812%, 10/26/17	252	223
Blue Coat Systems, Inc. 5.750%, 2/15/18	144	146
CCC Information Services Group, Inc. 0.000%, 12/31/19(9)	67	67
Deltek, Inc.
10.000%, 10/10/18	130	131
Second Lien, 10.000%, 10/10/19	18	18
First Data Corp. Tranche B 5.212%, 3/24/17	208	204
Freescale Semiconductor, Inc. Tranche B-1, 4.463%, 12/1/16	170	167
Go Daddy Operating Co. LLC Tranche B-1, 5.500%, 12/17/18	100	100
Infor (US), Inc. (Lawson Software, Inc.) Tranche B-2 5.250%, 4/5/18	249	252
IPC Systems, Inc. First Lien, 7.750%, 7/31/17	170	166
Ipreo Holdings LLC
6.500%, 8/7/17	34	35
6.500%, 8/7/17	126	127
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	120	122

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Information Technology—(continued)
Oberthur Technologies, Inc. Tranche B-3, 0.002%, 11/30/18	$154	$153
RP Crown Parent LLC 0.000%, 12/14/17(9)	42	42
SCS Holdings, Inc. 0.000%, 12/7/18(9)	68	68
Spansion LLC 5.250%, 12/13/18	52	52
SRA International, Inc. 6.500%, 7/20/18	129	122
Sungard Data Systems, Inc. 6.500%, 1/31/20	17	17
Wall Street Systems Holdings, Inc.
9.250%, 10/25/19	65	65
Second Lien, 9.250%, 10/25/20	68	68
Zayo Group LLC (Zayo Capital, Inc.) 5.250%, 7/2/19	96	97

		2,442

Materials—1.2%
AZ Chem US, Inc. 7.250%, 12/22/17	131	133
CPG International I, Inc. 5.750%, 9/21/19	52	52
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 8.750%, 9/19/14	259	258
Fortescue Metals Group Ltd. 0.000%, 10/18/17(9)	61	62
Houghton International, Inc.
10.500%, 7/30/19	140	141
10.500%, 12/17/20	95	94
Kronos, Inc.
5.500%, 10/30/19	31	31
Second Lien, 5.500%, 4/30/20	100	100
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	174	175
Tomkin Air 0.000%, 11/9/18(9)	46	47

	PAR VALUE	VALUE
Materials—(continued)
Transtar Holding Co. 9.750%, 10/9/19	$63	$64
Trinseo Materials Operating S.C.A. (Styron S.A.R.L) 8.000%, 8/2/17	165	161
United Central Industrial Supply Tranche B, 7.500%, 10/12/18	125	121

		1,439

Telecommunication Services—0.1%
Hawaiian Telcom Communications, Inc. 7.000%, 2/28/17	100	102

Utilities—0.1%
Texas Compeptitive Electric Holdings Co. LLC Extended, 4.810%, 10/10/17	125	84
TOTAL LOAN AGREEMENTS (Identified Cost $11,042)		11,120

	SHARES	VALUE

PREFERRED STOCK—0.4%
Financials—0.4%
Citigroup Capital XVII Series E 6.350%	7,460	187
General Electric Capital Corp. Series B 6.25%(3)	200,000	218
U.S. Bancorp Series G 6.250%(3)	4,400	122
TOTAL PREFERRED STOCK (Identified Cost $492)		527

COMMON STOCKS—80.0%
Consumer Discretionary—2.5%
Eutelsat Communications SA	40,736	1,350
SES SA	57,744	1,654

		3,004

Energy—19.4%
Enbridge, Inc.	161,106	6,979
Kinder Morgan, Inc.	83,746	2,959
Spectra Energy Corp.	122,900	3,365

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE

Energy—(continued)
TransCanada Corp.	106,668	$5,047
Williams Cos., Inc. (The)	161,664	5,293

		23,643

Financials—2.0%
American Tower Corp.	30,960	2,393

Industrials—12.9%
Abertis Infraestructuras S.A.	99,637	1,634
Atlantia SpA	115,284	2,080
Auckland International Airport Ltd.	494,760	1,092
Ferrovial SA	85,759	1,268
Flughafen Zuerich AG	2,819	1,303
Fraport AG Frankfurt Airport Services Worldwide	23,989	1,391
Koninklijke Vopak N.V.(2)	41,758	2,938
Transurban Group	482,946	3,054
Vinci SA	20,607	978

		15,738

Telecommunication Services—18.1%
AT&T, Inc.	141,190	4,760
BCE, Inc.	22,267	956
BT Group plc	306,537	1,151
Crown Castle International Corp.(2)	42,905	3,096
Nippon Telegraph & Telephone Corp. ADR	38,645	813
Singapore Telecommunications Ltd.	635,000	1,715
TELUS Corp.	31,081	2,034
Verizon Communications, Inc.	53,163	2,300
Vodafone Group plc Sponsored ADR	168,595	4,247
Windstream Corp.	109,277	905

		21,977

Utilities—25.1%
Allette, Inc.	16,560	679
APA Group	187,860	1,079
CenterPoint Energy, Inc.	58,050	1,117
Centrica plc	162,995	883
CMS Energy Corp.	54,410	1,326
Consolidated Edison, Inc.	19,150	1,064
Dominion Resources, Inc.	30,493	1,580

	SHARES	VALUE

Utilities—(continued)
DTE Energy Co.	15,875	$953
E.ON AG	27,728	516
FirstEnergy Corp.	40,070	1,673
National Grid plc	111,814	1,277
NextEra Energy, Inc.	29,540	2,044
NiSource, Inc.	50,235	1,250
Northeast Utilities	25,090	980
Northwest Natural Gas Co.	18,620	823
NV Energy, Inc.	61,300	1,112
ONEOK, Inc.	32,070	1,371
Pinnacle West Capital Corp.	23,000	1,173
Questar Corp.	41,000	810
Sempra Energy	28,025	1,988
SevernTrent plc	45,112	1,153
SP AusNet	912,630	1,052
Terna Rete Elettrica Nazionale SpA	235,945	942
United Utilities Group plc	90,838	994
Wisconsin Energy Corp.	43,408	1,600
XCEL Energy, Inc.	41,445	1,107

		30,546
TOTAL COMMON STOCKS (Identified Cost $88,696)		97,301
TOTAL LONG TERM INVESTMENTS—132.3%
(Identified cost $149,441)		161,036
SHORT-TERM INVESTMENTS—2.3%
Money Market Mutual Funds—2.3%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.140%)	1,157,240	1,157
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	1,583,651	1,584
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,741)		2,741
TOTAL INVESTMENTS—134.6% (Identified Cost $152,182)		163,777	(1)
Other assets and liabilities, net—(34.6)%		(42,096)

NET ASSETS—100.0%		$121,681

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

FOREIGN CURRENCIES:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
TRY	Turkish Lira
ZAR	South African Rand

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $21,782 or 17.9% of net assets.

(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date
(8)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(9)	This loan will settle after December 31, 2012, at which time the interest rate will be determined.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of December 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$2,256	$—	$2,256
Corporate Bonds and Notes	35,920	—	35,920
Foreign Government Securities	6,883	—	6,883
Loan Agreements	11,120	—	11,120
Mortgage-Backed Securities	7,029	—	7,029
Equity Securities:
Preferred Stock	527	122	405
Common Stocks	97,301	97,301	—
Short-Term Investments	2,741	2,741	—

Total Investments	$163,777	$100,164	$63,613

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $152,182)	$163,777
Foreign currency at value (Identified cost $2)	2
Cash	46
Receivables
Investment securities sold	188
Dividends and interest	1,215
Tax reclaims	49
Prepaid expenses	2

Total assets	165,279

Liabilities
Payables
Borrowings (Note 8)	42,500
Investment securities purchased	874
Investment advisory fee	118
Administration fee	12
Professional fee	43
Interest payable on line of credit	19
Transfer agent fees and expenses	3
Other accrued expenses	29

Total liabilities	43,598

Net Assets	$121,681

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	241,218
Accumulated undistributed net investment income (loss)	1,367
Accumulated undistributed net realized gain (loss)	(132,529)
Net unrealized appreciation (depreciation)	11,598

Net Assets	$121,681

NET ASSET VALUE PER SHARE (Net assets/shares outstanding) Shares outstanding 27,466,109	$4.43

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

($ reported in thousands)

Investment Income
Interest	$3,884
Dividends	3,859
Foreign taxes withheld	(230)

Total investment income	7,513

Expenses
Investment advisory fees	1,285
Administration fees	156
Interest expense	439
Professional fees	141
Printing fees and expenses	55
Sub-administration and accounting fees	48
Custodian fees	26
Trustees’ fees and expenses	19
Transfer agent fees and expenses	17
Miscellaneous	116

Total expenses	2,302

Net investment income	5,211

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,793
Net realized gain (loss) on foreign currency transactions	2
Net change in unrealized appreciation (depreciation) on investments	9,446
Net change in unrealized appreciation (depreciation) on foreign currency translations	1

Net realized and unrealized gain (loss) on investments	11,242

Net increase (decrease) in net assets resulting from operations	$16,453

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$5,211	$5,045
Net realized gain (loss)	1,795	(140)
Net change in unrealized appreciation (depreciation)	9,447	1,834

Increase (decrease) in net assets resulting from operations	16,453	6,739

From Distributions to Shareholders
Net investment income	(6,262)	(4,120)

Decrease in net assets from distributions to shareholders	(6,262)	(4,120)

Net increase (decrease) in net assets	10,191	2,619

Net Assets
Beginning of period	111,490	108,871

End of period	$121,681	$111,490

Undistributed net investment income at end of period	$1,367	$2,200

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR YEAR ENDED DECEMBER 31, 2012

($ reported in thousands)

Cash Flows Provided by Operating Activities
Net increase (decrease) in net assets from operations	$16,453

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and paydowns of long-term investments	63,386
Purchase of long-term investments	(115,437)
Net proceeds from sales of short-term securities	10,755
Net change in unrealized (appreciation)/depreciation	(9,446)
Net realized gain from sales of long-term investments	(1,793)
Net amortization of premium/(discount)	13
Increase in dividends and interest receivable	(288)
Decrease in tax reclaims	10
Decrease in prepaid expenses	63
Increase in interest expense payable	19
Increase in investment advisory fees payable	62
Increase in other affiliates payable	2
Decrease in Trustees’ fees payable	(10)
Increase in other accrued expenses payable	11

Cash provided by operating activities	(36,200)

Cash used for financing activities:
Cash receipts from borrowings	42,500
Cash dividends paid to shareholders	(6,262)

Cash used for financing activities	36,238

Cash impact from foreign exchange fluctuations	1

Net decrease in cash	39

Cash:
Cash and foreign currency at beginning of period	9

Cash and foreign currency at end of period	$48

Supplemental cash flow information:
Cash paid for interest	$420

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2012	2011	2010
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$4.06	$3.96	$2.77

Income from investment operations:
Net investment income/(loss)	0.19 (2)	0.18 (2)	0.23 (2)
Net realized and unrealized gain/(loss)	0.41	0.07	1.15

Total from investment operations	0.60	0.25	1.38

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.23)	(0.15)	(0.19)
Dividends from net realized gain on investments	—	—	—
Distributions from return of capital	—	—	—

Total Dividends and Distributions to Shareholders	(0.23)	(0.15)	(0.19)

Net Asset Value, End of Period	$4.43	$4.06	$3.96

Market Price, End of Period(8)	$3.87	$3.50	$3.45

Total Return, Net Asset Value(4)	16.05%	6.73%	51.90%
Total Return, Market Value(5)	17.60%	5.61%	53.38%
Net Assets, End of Period (000’s)	$121,681	$111,490	$108,871

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(6)	1.99%	1.38%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.51%	4.42%	6.51%
Portfolio Turnover Rate	43%	138%	67%
Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$42,500	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	386%	N/A	N/A

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund. Prior to March 16, 2009, the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.
(2)	Calculated based on average shares outstanding.
(3)	Less than $0.005 per share.
(4)

NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2009	2008
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$2.38	$8.44

Income from investment operations:
Net investment income/(loss)	0.12	0.71
Net realized and unrealized gain/(loss)	0.46	(5.81)

Total from investment operations	0.58	(5.10)

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.19)	(0.84)
Dividends from net realized gain on investments	—	—
Distributions from return of capital	— (3)	(0.12)

Total Dividends and Distributions to Shareholders	(0.19)	(0.96)

Net Asset Value, End of Period	$2.77	$2.38

Market Price, End of Period(8)	$2.39	$2.00

Total Return, Net Asset Value(4)	29.07%	(65.39)%
Total Return, Market Value(5)	32.67%	(69.55)%
Net Assets, End of Period (000’s)	$39,182	$33,720

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(6)	2.42%	3.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.32%	12.31%
Portfolio Turnover Rate	90%	23%
Bank Borrowings:
Loan Outstanding, End of Period (000’s)	N/A	$7,054 (7)
Asset Coverage for Loan Outstanding, End of Period	N/A	591%

(5)

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(6)

Ratio of operating expenses, excluding interest expense on the line of credit, was 1.61% for the year ended December 31, 2012, 2.41% for the year ended December 31, 2009 and 1.97% for the year ended December 31, 2008.

(7)	Bank Borrowings resulted from a secured line of credit which was fully paid off as of February 27, 2009.
(8)	Closing Price - New York Stock Exchange.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1. Organization

The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. While the Fund is registered as non-diversified, it is currently operating as a diversified fund and has been doing so since 2009.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Fund. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are ratified by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable the Fund to lock in what is believed to be an

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. As of the date of this report, the Fund held only assignment loans.

I.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

B.	Subadvisers

The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser. DPIM, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Equity portfolio of the Fund, and Newfleet, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fixed Income portfolio of the Fund.

C.	Administrator

($ reported in thousands)

VP Distributors, LLC, an indirect, wholly-owned subsidiary of Virtus serves as the Fund’s Administrator (the “Administrator”). During the period ended December 31, 2012, the Fund incurred Administration fees totaling $151, which are included in the Statement of Operations. A portion of these fees was paid to an outside entity.

D.	Trustees

During the period each Trustee who is not an interested person of the Fund or the Adviser was paid a $20,000 annual retainer plus a $5,000 fee per Trustee for each meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Audit Committee chairperson also receives an additional $5,000 retainer, the Nominating Committee chairperson receives an additional $2,000 retainer, and the Chairman of the Board receives an additional $20,000 in annual retainer per year. These fees are shared with another closed-end fund based on managed assets. Any Trustee who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended December 31, 2012, were as follows:

Purchases	$107,533
Sales	61,179

Purchases and sales of long term U.S. Government and agency securities for the period ended December 31, 2012 were as follows:

Purchases	$2,356
Sales	2,365

Note 5. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note 6. Capital Transactions

At December 31, 2012, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2012 and December 31, 2011, there were no shares issued pursuant to the Plan.

On January 2, 2013, the Fund announced a distribution of $0.05 to shareholders of record on December 31, 2012. This distribution has an ex-dividend date of January 3, 2013, and is payable on January 9, 2013.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Borrowings

($ reported in thousands)

On February 15, 2012, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $45,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended December 31, 2012, were $8 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the period from February 15, 2012-December 31, 2012, the average daily borrowings under the Agreement and the weighted daily average interest rate were $40,826 and 1.183%, respectively. At December 31, 2012, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate	Term
$42,500	1.16%	34 days

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note 9. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an “ownership change”, as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an “ownership change” and may also limit such an entity’s ability to use any built-in losses recognized within five years of any “ownership change.” For a more detailed discussion of the definition of an “ownership change” under the Code, please see Note 11 below.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

Note 10. Federal Income Tax Information

($ reported in thousands)

At December 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$152,182	$13,603	$(2,008)	$11,595

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	No Expiration	Total
$60,723	$57,803	$12,736	$1,266	$132,528

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, the Fund deferred post-October capital loss of $0 and qualified late year ordinary losses of $6 and recognized post-October capital losses of $2,857 and qualified late year ordinary losses of $15.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended
	December 31, 2012	December 31, 2011
Ordinary Income	$6,262	$4,120
Long-term capital gains	—	—

Total	$6,262	$4,120

Note 11. Existing Tax Attribute Limitation and Potential for Additional Tax Attribute Limitation

In the acquisition by the Fund of the assets and liabilities of DCW on September 25, 2010 (the “Reorganization”), DCA succeeded to DCW Total Return Fund (“DCW”) federal income tax attributes, which included capital loss carryforwards and net unrealized built-in gains in its assets. However, the Reorganization caused DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because the shareholders of the Fund prior to the Reorganization owned more than 50% of the Fund immediately following the Reorganization. As a result of such ownership change, the Fund became subject to a specific annual limitation on the amount of capital loss carryforwards (and net unrealized

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

built-in gains) received from DCW that the Fund can use to offset gains recognized by the Fund in each taxable year.

As of December 31, 2012, the Fund had approximately $119,725,939 of capital loss carryforwards (exclusive of such carryforwards received from DCW). The Fund’s capital loss carryforwards were not limited as a result of the Reorganization. However, an “ownership change” within the meaning of Section 382 of the Code can occur when one or more shareholders who each own directly or indirectly 5% or more of the Fund’s common shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of the Fund’s common shares) increase their aggregate ownership of common shares by more than 50 percentage points of the lowest percentage of common shares that such shareholders owned within the preceding three years. As a result of the Reorganization, the Fund believes that it is only approximately 1.5% away from undergoing an “ownership change.” Consequently, the Fund could undergo an “ownership change” as a result (for example) of the acquisition by a single person of shares sufficient to cause such person to own 5% or more of the Fund’s common stock. If the Fund were to undergo an ownership change under Section 382 of the Code, any then-existing loss carryforwards (and net unrealized built-in losses) attributable to activities of the Fund would become subject to an annual loss limitation amount. If this were to occur, all of the Fund’s loss carryforwards (and net unrealized built-in losses) from periods prior to the ownership change (including those inherited from DCW and those generated by the Fund itself) would be substantially limited by operation of Section 382 of the Code.

As described in Note 9, above, the Fund’s Declaration contains provisions that are designed to prevent the Fund from undergoing an “ownership change” within the meaning of Section 382 of the Code. However, there can be no assurance that such provision of the Declaration will be enforceable under applicable state law or will succeed in avoiding an ownership change for the Fund.

Note 12. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(777)	$218	$559

Note 13. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

products. There are currently no such matters which the Company believes will be material to these financial statements.

Note 14. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

Effective January 1, 2013, with approval of the Board, VP Distributors LLC, the Fund’s former administrator, assigned its rights and obligations under the Administration Agreements to Virtus Fund Services, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Virtus Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Virtus Total Return Fund (the “Fund”) at December 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2010 were audited by other independent registered public accounting firms whose reports dated February 22, 2011 and February 27, 2009, expressed an unqualified opinion on the financial highlights.

Philadelphia, Pennsylvania

February 22, 2013

VIRTUS TOTAL RETURN FUND

TAX INFORMATION NOTICE (Unaudited)

DECEMBER 31, 2012

For the fiscal year ended December 31, 2012, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
70%	29%	$—

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Total Return Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2012, is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund, 101 Munson Street, Greenfield, MA 01301.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 63 Portfolios	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Funds; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Chairman and Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Director (since 1996), DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Thomas F. Mann YOB: 1950 Elected: 2012 2 Portfolios	Founder, MannMaxx Management; Trustee (since 2012), Virtus Global Multi-Sector Income Fund; and Trustee (since 2002), The Hatteras Funds; and Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products;.
William R. Moyer YOB: 1944 Elected: 2012 2 Portfolios	Partner (2006 to present), CrossPond Partners, LLC (strategy consulting firm); Trustee (since 2012), Virtus Global Multi-Sector Income Fund; Partner (2008-2010), Seacap Partners, LLC (investment management); Financial and Operations Principal (2006-present), Newcastle Distributors LLC (broker dealer); and former Chief Financial Officer, Phoenix Investment Partners.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2011 61 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds; Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Senior Vice President (since 2008), Virtus Mutual Funds; Senior Vice President (since 2010), Virtus Variable Insurance Trust; and Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012); and Vice President and Counsel (2003 to 2008), The Phoenix Cos., Inc.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President and Senior Counsel (since 2012), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Virtus Total Return Fund; Vice President, Secretary and Chief Legal Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2012), Duff & Phelps Global Utility Income Fund Inc.; Managing Director, Legg Mason, Inc. and predecessor firms 1999- June 2012.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William A. Moyer

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

William Renahan, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-43078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8523	02-13

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,600 for 2012 and $0 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,763 for 2012 and $0 for 2011. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2012 and $5,200 for 2011.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)

All services to be performed for the Registrant by Tait, Weller & Baker LLP and/or PwC must be pre-approved by the audit committee. All services performed during 2012 and 2011 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $418,361 for 2012 and $327,554 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: William Moyer, Thomas Mann and Phil McLoughlin.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

VIRTUS FUNDS1

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Virtus Investment Advisers, Inc

B.	“Board of Trustees” refers to the Boards of Trustees of the Virtus Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Fund” shall individually and collectively mean and refer to each of the Virtus funds served by the applicable Board of Trustees.

F.	“Management Matters” refers to stock option plans and other management compensation issues.

G.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

H.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

I.	“Social Issues” refers to social and environmental issues.

J.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

K.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

L.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

[1]	Virtus Funds include Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Virtus Variable Insurance Trust.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Randle L. Smith

Mr. Smith has been a Senior Vice President of Duff & Phelps since January 1998. Currently he is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and senior global electric analyst for the DNP Select Income Fund Inc. He was a Managing Director of Duff & Phelps from 1996-1998. From 1990-1995, Mr. Smith was employed by Duff & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electrical and natural gas industries.

Connie M. Luecke

Ms. Luecke has been a Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and the senior telecommunications analyst for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries.

Newfleet Asset Management, LLC

David L. Albrycht

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer – Multi-Sector Fixed Income Strategies at VIA (since June 2011). Mr. Albrycht has been Portfolio Manager of the fund since 2011. He is also the lead portfolio manager of five mutual funds (Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund, Virtus High Yield Fund, Virtus Senior Floating Rate Fund, the fixed income portion of Virtus Tactical Allocation Fund,), the Virtus Multi-Sector Fixed Income Series and the fixed income portion of Virtus Strategic Allocation Series. Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He has managed fixed income portfolios for Goodwin affiliates since 1991.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2012, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Connie Luecke	Registered Investment Companies:	1	$101	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Randle Smith	Registered Investment Companies:	1	$101	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
David L. Albrycht	Registered Investment Companies:	12	$9,189	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2012, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Smith and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$10,001-$50,000
Randle Smith	$0
David L. Albrycht	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/08/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/08/2013

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	03/08/2013

*	Print the name and title of each signing officer under his or her signature.